        ENTERPRISE






                     ADVANTUS ENTERPRISE FUND, INC.


        SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31,2000


                                                   [ADVANTUS LOGO]


EQUITY

[COVER ART]

ADVANTUS ENTERPRISE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its ninth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only
 .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS ENTERPRISE FUND

PERFORMANCE UPDATE

[PHOTO]

RICHARD W. WORTHING, CFA
PORTFOLIO MANAGER
The Advantus Enterprise Fund
is a mutual fund designed for
investors seeking long-term
accumulation of capital. In
pursuit of this objective,
the Fund will invest
primarily in common and
preferred stocks issued by
small capitalization
companies (i.e., companies
with a market capitalization
of less than $1.5 billion) at
the time of purchase. In
selecting equity securities,
the Fund invests in
securities that the
investment adviser believes
show sustainable earnings
growth potential and
improving profitability.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

For the six-month period ended March 31, 2000, the Advantus Enterprise Fund returned the following for each class of shares currently offered:

CLASS A..........................  60.21 PERCENT*
CLASS B..........................  59.44 PERCENT*
CLASS C..........................  59.48 PERCENT*

The Fund's benchmark, the Russell 2000 Growth Index** returned 45.78 percent for the same period.

PERFORMANCE ANALYSIS

The reporting period was a buoyant one for small-capitalization stocks, as measured by the Russell 2000 Growth Index**, which advanced 45.78 percent for the six-month period. The group's solid showing, as measured by the index, was supported by optimism over small companies' profit outlook and by continued improvement in the global economy, which aided riskier asset classes generally. These stocks were, however, volatile, particularly in March, reflecting ongoing interest-rate uncertainties and concerns over valuations on certain high-flying Internet and NASDAQ technology stocks.

Performance was driven by the rally in small-cap stocks and by timely stock selection, with its technology and communications holdings displaying particular strength. A common theme surrounding our software holdings is that they all are trying to help their customers create more efficient business models. For example, as corporations increasingly rely on the Internet to enhance efficiencies and decrease costs, a myriad of technology related industries are positively impacted. Whether it is networking companies that provide the infrastructure for everything else, or service and software companies, which provide Web site development, the opportunities will continue to be enormous.

We also avoided a few sectors that were significant laggards to the index returns. In particular our minimal investments in the basic industry and financial services sectors enhanced relative performance. Both areas were negatively impacted by anticipation of economic sluggishness and the rising interest rate environment created by the Federal Reserve.

OUTLOOK
We maintain a favorable outlook on the prospects for the small-cap group. This is based on several factors, not the least of which is an increasingly vibrant U.S. economy. The economy grew in the fourth quarter 1999 at its fastest clip since the first quarter of 1984, and is projected to remain healthy while outpacing growth of most foreign economies. Therefore, we anticipate that small companies stand to enjoy significant longer-term revenue improvement, both in absolute terms and compared to that of larger companies, given small companies' heavily U.S.-biased customer bases (large U.S. companies, by contrast, typically derive a substantial share of their revenues from foreign operations).

Another factor that stands to broadly support small caps is the ongoing trend of takeovers of small companies by larger ones, a trend we believe will remain strong, if not accelerate. Small companies hold special appeal to larger companies looking to fulfill their business models in an increasingly competitive global economy. By acquiring niche-type smaller companies - often at a significant premium to small companies' publicly listed share prices - large companies can develop their businesses in a timely and cost-effective manner.

Another reason we feel optimistic regarding small-cap stocks is their relatively attractive valuations. Notwithstanding recent outperformance, small caps' valuations currently range from reasonable to compelling compared to those on large caps. Barring an unforeseen deterioration in global financial conditions, and provided interest rates remain relatively stable - bond yields in fact declined during the quarter, while inflation remained well-contained - this should continue to draw investor interest to the group.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. If these charges were reflected, performance would be reduced. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS ENTERPRISE FUND,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 2000.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:

Class A:
                           One year  59.05%
                          Five year  16.64%
          Since inception (9/16/94)  16.34%
Class B:
                           One year  61.89%
                          Five year  16.78%
          Since inception (9/16/94)  16.37%

                           RUSSELL 2000
         CLASS A  CLASS B  GROWTH INDEX   CPI
9/16/94   10,000   10,000        10,000  10,000
9/30/94    9,371    9,910        10,042  10,054
9/30/95   11,983   12,107        12,616  10,275
9/30/96   13,979   14,173        14,391  10,584
9/30/97   15,780   16,000        17,737  10,818
9/30/98   11,235   11,315        13,331  10,973
9/30/99   14,450   14,477        17,683  11,261
3/31/00   23,134   23,171        25,779  11,482

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:

                     One year  66.82%
                    Five year  16.93%
     Since inception (3/1/95)  17.12%

                  Russell 2000
         Class C  Growth Index     CPI
3/01/95   10,000        10,000  10,000
9/30/95   12,038        12,563  10,146
9/30/96   13,913        14,331  10,450
9/30/97   15,568        17,662  10,682
9/30/98   10,992        13,276  10,834
9/30/99   14,012        17,610  11,119
3/31/00   22,347        25,671  11,338

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                   MARKET     % OF STOCK
COMPANY                                  SHARES     VALUE     PORTFOLIO
-------                                  ------  -----------  ----------
Manugistics Group, Inc.................  50,721  $ 2,548,730       3.6%
GaSonics International Corporation.....  54,186    2,148,814       3.1%
IntraNet Solutions, Inc................  45,544    2,095,024       3.0%
ANADIGICS, Inc.........................  31,329    2,067,714       3.0%
Orbotech, Ltd..........................  23,956    2,036,260       2.9%
Global Marine..........................  72,764    1,846,386       2.6%
Peregrine Systems, Inc.................  27,396    1,837,244       2.6%
Cymer, Inc.............................  31,504    1,575,200       2.2%
Harbinger Corporation..................  50,537    1,471,890       2.1%
Cytyc Corporation......................  28,072    1,354,474       1.9%
                                                 -----------   -------
                                                 $18,981,736      27.0%
                                                 ===========   =======

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   7.5%
Financial                            .9%
Transportation                      1.8%
Consumer Staples                    2.2%
Communication Services              3.8%
Energy                              6.1%
Consumer Cyclical                   6.5%
Health Care                        14.0%
Technology                         57.2%

                                                        ADVANTUS ENTERPRISE FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                        ----------------
COMMON STOCK (92.5%)
  COMMUNICATION SERVICES (3.8%)
    Cellular (.8%)
   9,143   Powertel, Inc. (b)..............................   $        632,581
                                                              ----------------
    Telecommunication (3.0%)
  18,796   CTC Communications Group, Inc. (b)...............           801,179
   8,723   Polycom, Inc. (b)................................           690,753
  15,721   Viatel, Inc. (b).................................           788,998
                                                              ----------------
                                                                     2,280,930
                                                              ----------------
  CONSUMER CYCLICAL (6.5%)
    Retail (3.0%)
   4,704   Accrue Software, Inc. (b).......................            215,428
   7,700   Ames Department Stores (b)......................            189,131
  15,800   Ann Taylor Stores Corporation (b)...............            363,400
  15,616   Marimba, Inc. (b)...............................            689,056
  17,990   ValueVision International, Inc. (b).............            744,336
   2,400   Williams-Sonoma, Inc. (b).......................             74,400
                                                              ----------------
                                                                     2,275,751
                                                              ----------------
    Service (3.5%)
  32,098   Acxiom Corporation (b)..........................          1,067,258
  17,759   Getty Images, Inc. (b)..........................            638,214
  27,250   TeleTech Holdings, Inc. (b).....................            940,125
                                                              ----------------
                                                                     2,645,597
                                                              ----------------
  CONSUMER STAPLES (2.2%)
    Broadcasting (1.0%)
  20,265   Cumulus Media, Inc. (b).........................            291,309
  43,232   Salem Communications Corporation (b)............            516,082
                                                              ----------------
                                                                       807,391
                                                              ----------------
    Entertainment (1.2%)
  36,990   American Classic Voyages Company (b)............            931,686
                                                              ----------------
  ENERGY (6.1%)
    Oil & Gas (6.1%)
   9,979   BJ Services (b).................................            737,199
  72,764   Global Marine (b)...............................          1,846,386
                                                                   MARKET
SHARES                                                            VALUE(A)
--------------------------------------------------------------------------
ENERGY--CONTINUED
  11,000   Precision Drilling Corporation (b)(c)...........   $        367,125
     500   Seacor Smit, Inc. (b)...........................             30,187
  10,808   Smith International, Inc. (b)...................            837,620
  16,789   Stone Energy Corporation (b)....................            826,858
                                                              ----------------
                                                                     4,645,375
                                                              ----------------
  FINANCIAL (.9%)
    Investment Bankers/Brokers (.9%)
  14,907   Reckson Service Industries (b)..................            655,908
                                                              ----------------
  HEALTH CARE (14.0%)
    Biotechnology (6.1%)
   2,525   Abgenix, Inc. (b)...............................            348,766
   3,159   Affymetrix, Inc. (b)............................            468,914
  13,375   Gilead Sciences, Inc. (b).......................            847,641
   8,293   IDEC Pharmaceuticals Corporation (b)............            814,787
  15,121   Lynx Therapeutics, Inc. (b).....................            449,850
   7,517   Maxygen, Inc. (b)...............................            490,014
   7,400   Medarex, Inc. (b)...............................            371,850
   5,048   Millennium Pharmaceuticals, Inc. (b)............            655,609
   2,093   Protein Design Labs, Inc. (b)...................            166,393
                                                              ----------------
                                                                     4,613,824
                                                              ----------------
    Drugs (2.4%)
  17,467   Medicis Pharmaceutical Corporation (b)..........            698,680
  14,182   United Therapeutics Corporation (b).............          1,102,651
                                                              ----------------
                                                                     1,801,331
                                                              ----------------
    Hospital Management (2.5%)
  28,678   Province Healthcare Company (b).................            820,908
  22,010   Universal Health Services, Inc. (b).............          1,078,490
                                                              ----------------
                                                                     1,899,398
                                                              ----------------

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                   MARKET
SHARES                                                            VALUE(A)
--------------------------------------------------------------------------
HEALTH CARE--CONTINUED
    Managed Care (1.2%)
  62,036   Oxford Health Plan, Inc. (b)....................   $        946,049
                                                              ----------------
    Medical Products/Supplies (1.8%)
  28,072   Cytyc Corporation (b)...........................          1,354,474
                                                              ----------------
  TECHNOLOGY (57.2%)
   4,000   About.com, Inc. (b).............................            352,500
  15,168   Adaptive Broadband Corporation (b)..............            811,488
   8,830   Alpha Industries, Inc. (b)......................            838,850
  31,329   ANADIGICS, Inc. (b).............................          2,067,714
  16,648   ANTEC Corporation (b)...........................            746,039
  15,320   Aspect Development, Inc. (b)....................            986,225
  11,395   AudioCodes, Ltd. (b)(c).........................          1,143,773
  25,199   BackWeb Technologies, Ltd. (b)(c)...............            866,216
   8,854   Bluestone Software, Inc. (b)....................            298,823
  19,432   Breakaway Solutions, Inc. (b)...................            884,156
   6,755   Broadbase Software, Inc. (b)....................            538,711
  19,125   Broadvision, Inc. (b)...........................            858,234
   7,720   Business Objects SA (b)(c)......................            768,140
   7,898   Clarus Corporation (b)..........................            557,796
   7,300   Coherent, Inc. (b)..............................            379,600
   7,679   Cree Research, Inc. (b).........................            866,767
  31,504   Cymer, Inc. (b).................................          1,575,200
  12,452   Documentum, Inc. (b)............................            971,256
  20,411   DuPont Photomasks, Inc. (b).....................          1,182,562
   3,366   eGain Communications Corporation (b)............            131,274
  54,186   GaSonics International Corporation (b)..........          2,148,814
  10,219   Gene Logic, Inc. (b)............................            429,837
  50,537   Harbinger Corporation (b).......................          1,471,890
  11,528   Interlink Electronics, Inc. (b).................          1,099,483
  45,544   IntraNet Solutions, Inc. (b)....................          2,095,024
                                                                   MARKET
SHARES                                                            VALUE(A)
--------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
  12,942   IONA Technologies PLC (b)(c)....................   $        957,708
  50,721   Manugistics Group, Inc. (b).....................          2,548,730
  23,956   Orbotech, Ltd. (b)(c)...........................          2,036,260
  30,658   PairGain Technologies, Inc. (b).................            572,921
  27,396   Peregrine Systems, Inc. (b).....................          1,837,244
  27,135   Photronics, Inc. (b)............................            958,205
  17,400   Pilot Network Services, Inc. (b)................            575,288
   3,757   Powerwave Technologies, Inc. (b)................            469,625
   9,440   QRS Corporation (b).............................            710,360
  12,700   Radiant Systems, Inc. (b).......................            798,513
  26,800   Santa Cruz Operations, Inc. (b).................            251,250
  21,718   SeaChange International, Inc. (b)...............          1,338,372
  10,200   Spyglass, Inc. (b)..............................            790,978
  36,598   Sybase, Inc. (b)................................            743,397
  17,759   Tekelec (b).....................................            659,303
   9,266   The Bisys Group, Inc. (b).......................            616,189
  28,318   The viaLink Company (b).........................            934,494
   9,355   Transwitch Corporation (b)......................            899,249
  30,500   Unify Corporation (b)...........................            623,344
  12,714   USinternetworking, Inc. (b).....................            492,668
   4,290   VerticalNet, Inc. (b)...........................            583,440
                                                              ----------------
                                                                    43,467,910
                                                              ----------------
  TRANSPORTATION (1.8%)
    Air Freight (1.8%)
  26,440   Airborne Freight Corporation.....................           634,560
  30,858   Eagle USA Airfreight, Inc. (b)..................            721,306
                                                              ----------------
                                                                     1,355,866
                                                              ----------------
Total common stock (cost: $58,588,955)......................        70,314,071
                                                              ----------------

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                    MARKET
PRINCIPAL                                                                          VALUE(A)
---------                                                                         -----------
SHORT-TERM SECURITIES (4.3%)
$  844,970   Federated Money Market Obligations Trust - Prime Obligation Fund,
              current rate 5.890%...............................................  $   844,970
 1,230,000   U.S. Treasury Bill...............................  5.425%  04/20/00    1,226,573
 1,245,000   U.S. Treasury Bill...............................  5.835%  06/08/00    1,231,944
                                                                                  -----------
             Total short-term securities (cost: $3,303,121).....................    3,303,487
                                                                                  -----------
             Total investments in securities (cost: $61,892,076)(d).............  $73,617,558
                                                                                  ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 8.1% of net assets in foreign securities as of March 31, 2000.
(d) At March 31, 2000 the cost of securities for federal income tax purposes was $62,130,465. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $19,432,102
  Gross unrealized depreciation..........   (7,945,009)
                                           -----------
  Net unrealized appreciation............  $11,487,093
                                           ===========

ADVANTUS ENTERPRISE FUND
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

(UNAUDITED)

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $61,892,076)........  $73,617,558
Receivable for Fund shares sold........   1,290,337
Receivable for investment securities
 sold..................................   1,272,370
Accrued interest receivable............      14,480
Other receivable.......................       5,381
                                         ----------
    Total assets.......................  76,200,126
                                         ----------
                    LIABILITIES
Bank overdraft.........................       5,577
Payable for investment securities
 purchased.............................      22,507
Payable for Fund shares redeemed.......      38,491
Payable to Adviser.....................      97,036
                                         ----------
    Total liabilities..................     163,611
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $76,036,515
                                         ==========
Represented by:
  Capital stock - authorized
  10 billion shares (Class A -
  2 billion shares, Class B -
  2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value.......  $   32,881
  Additional paid-in capital...........  38,203,246
  Accumulated net realized gains from
  investments..........................  26,074,906
  Unrealized appreciation on
  investments..........................  11,725,482
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $76,036,515
                                         ==========
Net assets applicable to outstanding
 Class A shares........................  $64,224,057
                                         ==========
Net assets applicable to outstanding
 Class B shares........................  $10,396,553
                                         ==========
Net assets applicable to outstanding
 Class C shares........................  $1,415,905
                                         ==========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  2,754,386............................  $    23.32
                                         ==========
  Class B - Shares outstanding
  469,694..............................  $    22.13
                                         ==========
  Class C - Shares outstanding
  63,997...............................  $    22.12
                                         ==========

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $  111,094
  Dividends............................       6,847
                                         ----------
      Total investment income..........     117,941
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     265,288
  Rule 12b-1 fees - Class A............      70,095
  Rule 12b-1 fees - Class B............      45,182
  Rule 12b-1 fees - Class C............       6,048
  Administrative services fee..........      37,200
  Custodian fees.......................       3,275
  Auditing and accounting services.....       7,732
  Legal fees...........................       4,000
  Directors' fees......................         422
  Registration fees....................      16,000
  Printing and shareholder reports.....      26,981
  Insurance............................       1,817
  Other................................       1,211
                                         ----------
      Total expenses...................     485,251
                                         ----------
  Less fees and expenses waived or
    absorbed:
    Class A Rule 12b-1 fees............     (28,038)
                                         ----------
      Total net expenses...............     457,213
                                         ----------
      Investment loss - net............    (339,272)
                                         ----------
Realized and unrealized gains on
  investments:
  Net realized gains on investments
    (note 3)...........................  27,947,032
  Net change in unrealized appreciation
    or depreciation on investments.....     773,098
                                         ----------
      Net gains on investments.........  28,720,130
                                         ----------
Net increase in net assets resulting
  from operations......................  $28,380,858
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

(UNAUDITED)

                                             2000          1999
                                         ------------  ------------
Operations:
  Investment loss - net................  $   (339,272) $   (508,486)
  Net realized gain on investments.....    27,947,032     1,037,408
  Net change in unrealized appreciation
    or depreciation on investments.....       773,098    10,468,429
                                         ------------  ------------
    Increase in net assets resulting
      from operations..................    28,380,858    10,997,351
                                         ------------  ------------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................    28,475,769    13,658,724
    Class B............................     1,367,004       965,495
    Class C............................       306,348       209,571
  Payments for redemption of shares:
    Class A............................   (28,382,480)  (14,679,306)
    Class B............................    (1,225,761)   (1,982,135)
    Class C............................      (196,437)     (385,371)
                                         ------------  ------------
      Increase (decrease) in net assets
        from capital share
        transactions...................       344,443    (2,213,022)
                                         ------------  ------------
      Total increase in net assets.....    28,725,301     8,784,329
Net assets at beginning of period......    47,311,214    38,526,885
                                         ------------  ------------
Net assets at end of period............  $ 76,036,515  $ 47,311,214
                                         ============  ============

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2000
                                                                     (UNAUDITED)

(1) ORGANIZATION

    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $339,272.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $75,658,619 and $78,206,467, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services, formerly First Data Investor Services Group). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving the portion of Class A
Rule 12b-1 fees which exceeds, as a percentage of average daily net assets,
 .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $28,038 for the period ended March 31, 2000.

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, the Fund pays an administrative services fee equal to $6,200 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the Fund's operating expenses and the Fund in turn reimburses Advantus Capital.

    As of March 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,228,411 Class A shares which represents
80.9 percent of the total outstanding Class A shares.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $20,503.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,225.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from October 1, 1999 to March 31, 2000 and the year ended September 30, 1999 were as follows:

                                                    CLASS A                 CLASS B               CLASS C
                                            -----------------------   -------------------   -------------------
                                               2000         1999        2000       1999       2000       1999
                                            ----------   ----------   --------   --------   --------   --------
Sold......................................   1,361,360      949,425    61,800      73,948    14,528     15,871
Redeemed..................................  (1,354,998)  (1,015,571)  (59,757)   (148,820)   (9,027)   (29,144)
                                            ----------   ----------   -------    --------    ------    -------
                                                 6,362      (66,146)    2,043     (74,872)    5,501    (13,273)
                                            ==========   ==========   =======    ========    ======    =======

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                 CLASS A
                                                    ------------------------------------------------------------------
                                                    PERIOD FROM
                                                    OCTOBER 1,
                                                      1999 TO
                                                     MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                                       2000        ---------------------------------------------------
                                                    (UNAUDITED)     1999     1998       1997     1996       1995(A)
                                                    -----------    -------  -------    -------  -------  -------------
Net asset value, beginning of period..............    $ 14.56      $ 11.32  $ 15.90    $ 15.94  $ 14.08     $ 11.03
                                                      -------      -------  -------    -------  -------     -------
Income from investment operations:
  Net investment loss.............................       (.25)        (.14)    (.13)      (.04)    (.05)       (.04)
  Net gains (losses) on securities (both realized
    and unrealized)...............................       9.01         3.38    (4.45)      1.74     2.34        3.11
                                                      -------      -------  -------    -------  -------     -------
    Total from investment operations..............       8.76         3.24    (4.58)      1.70     2.29        3.07
                                                      -------      -------  -------    -------  -------     -------
Less distributions:
  Distributions from net realized gains...........          -            -        -      (1.74)    (.43)       (.02)
                                                      -------      -------  -------    -------  -------     -------
    Total distributions...........................          -            -        -      (1.74)    (.43)       (.02)
                                                      -------      -------  -------    -------  -------     -------
Net asset value, end of period....................    $ 23.32      $ 14.56  $ 11.32    $ 15.90  $ 15.94     $ 14.08
                                                      =======      =======  =======    =======  =======     =======
Total return (c)..................................      60.21%       28.62%  (28.81)%    12.88%   16.66%      27.87%
Net assets, end of period (in thousands)..........    $64,224      $40,009  $31,844    $44,102  $38,722     $30,454
Ratio of expenses to average daily net
  assets (d)(e)...................................       1.24%(f)     1.33%    1.27%      1.28%    1.31%       1.34%
Ratio of net investment income (loss) to average
  daily net assets (d)(e).........................      (.89)%(f)    (.97)%   (.91)%     (.32)%   (.38)%      (.48)%
Portfolio turnover rate (excluding short-term
  securities).....................................      124.2%        99.3%    71.1%      65.8%    80.2%       48.8%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 in expenses for the year ended September 30, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.75% for Class A shares, 2.39% for Class B shares and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.89)% for Class A shares,(1.60)% for Class B shares and (1.65)% for Class C shares.
(e) The Fund's Distributor voluntarily waived $28,038, $44,303, $68,536, $74,325 and $68,785 in Class A Rule 12b-1 fees for the period ended March 31, 2000, and the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.34%, 1.45%, 1.44%, 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.99)%, (1.09)%, (1.08)%, (.52)% and (.58)%, respectively.
(f)  Adjusted to an annual basis.

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                                CLASS B
                                                    ----------------------------------------------------------------
                                                    PERIOD FROM
                                                    OCTOBER 1,
                                                      1999 TO
                                                     MARCH 31,                 YEAR ENDED SEPTEMBER 30,
                                                       2000        -------------------------------------------------
                                                    (UNAUDITED)     1999     1998     1997     1996       1995(A)
                                                    -----------    -------  -------  -------  -------  -------------
Net asset value, beginning of period..............    $ 13.88      $10.88   $15.42   $15.64   $13.94      $11.02
                                                      -------      ------   ------   ------   ------      ------
Income from investment operations:
  Net investment loss.............................       (.31)       (.26)    (.24)    (.18)    (.12)       (.09)
  Net gains (losses) on securities (both realized
    and unrealized)...............................       8.56        3.26    (4.30)    1.70     2.25        3.03
                                                      -------      ------   ------   ------   ------      ------
    Total from investment operations..............       8.25        3.00    (4.54)    1.52     2.13        2.94
                                                      -------      ------   ------   ------   ------      ------
Less distributions:
  Distributions from net realized gains...........          -           -        -    (1.74)    (.43)       (.02)
                                                      -------      ------   ------   ------   ------      ------
    Total distributions...........................          -           -        -    (1.74)    (.43)       (.02)
                                                      -------      ------   ------   ------   ------      ------
Net asset value, end of period....................    $ 22.13      $13.88   $10.88   $15.42   $15.64      $13.94
                                                      =======      ======   ======   ======   ======      ======
Total return (c)..................................      59.44%      27.57%  (29.44)%  11.89%   15.65%      26.71%
Net assets, end of period (in thousands)..........    $10,397      $6,491   $5,903   $7,683   $4,871      $1,720
Ratio of expenses to average daily net
  assets (d)(e)...................................       2.09%(f)    2.18%    2.14%    2.18%    2.20%       2.24%
Ratio of net investment income (loss) to average
  daily net assets (d)(e).........................     (1.74)%(f)  (1.82)%  (1.77)%  (1.60)%  (1.25)%     (1.45)%
Portfolio turnover rate (excluding short-term
  securities).....................................      124.2%       99.3%    71.1%    65.8%    80.2%       48.8%

                                                                                    CLASS C
                                                    ------------------------------------------------------------------------
                                                    PERIOD FROM
                                                    OCTOBER 1,                                                  PERIOD FROM
                                                      1999 TO                                                    MARCH 1,
                                                     MARCH 31,             YEAR ENDED SEPTEMBER 30,             1995(B) TO
                                                       2000        ----------------------------------------    SEPTEMBER 30,
                                                    (UNAUDITED)     1999       1998       1997       1996          1995
                                                    -----------    -------    -------    -------    -------    -------------
Net asset value, beginning of period..............    $13.87       $10.87     $15.41     $15.63     $13.94        $11.58
                                                      ------       ------     ------     ------     ------        ------
Income from investment operations:
  Net investment loss.............................      (.31)        (.27)      (.26)      (.23)      (.09)         (.06)
  Net gains (losses) on securities (both realized
    and unrealized)...............................      8.56         3.27      (4.28)      1.75       2.21          2.42
                                                      ------       ------     ------     ------     ------        ------
    Total from investment operations..............      8.25         3.00      (4.54)      1.52       2.12          2.36
                                                      ------       ------     ------     ------     ------        ------
Less distributions:
  Distributions from net realized gains...........         -            -          -      (1.74)      (.43)            -
                                                      ------       ------     ------     ------     ------        ------
    Total distributions...........................         -            -          -      (1.74)      (.43)            -
                                                      ------       ------     ------     ------     ------        ------
Net asset value, end of period....................    $22.12       $13.87     $10.87     $15.41     $15.63        $13.94
                                                      ======       ======     ======     ======     ======        ======
Total return (c)..................................     59.48%       27.48%    (29.40)%    11.89%     15.58%        20.38%
Net assets, end of period (in thousands)..........    $1,416       $  812     $  780     $1,133     $  807        $   71
Ratio of expenses to average daily net
  assets (d)(e)...................................      2.09%(f)     2.18%      2.14%      2.18%      2.19%         2.24%(f)
Ratio of net investment income (loss) to average
  daily net assets (d)(e).........................    (1.74)%      (1.82)%    (1.78)%    (1.75)%    (1.22)%       (1.57)%(f)
Portfolio turnover rate (excluding short-term
  securities).....................................     124.2%        99.3%      71.1%      65.8%      80.2%         48.8%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 in expenses for the year ended September 30, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.75% for Class A shares, 2.39% for Class B shares and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.89)% for Class A shares,(1.60)% for Class B shares and (1.65)% for Class C shares.
(e) The Fund's Distributor voluntarily waived $28,038, $44,303, $68,536, $74,325 and $68,785 in Class A Rule 12b-1 fees for the period ended March 31, 2000, and the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.34%, 1.45%, 1.44%, 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.99)%, (1.09)%, (1.08)%, (.52)% and (.58)%, respectively.
(f)  Adjusted to an annual basis.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
       CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS ENTERPRISE FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
                 ADVANTUS ENTERPRISE FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                     PRESORTED STANDARD
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48646 Rev. 5-2000